UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2022 (May 12, 2022)

Assurant, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Broadway, Suite 2901
New York, New York 10006
(212) 859-7000
(Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 12, 2022, Assurant, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2023 annual meeting of stockholders or until their respective successors are elected and qualified; (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) approved, by non-binding advisory vote, the 2021 compensation paid to the Company’s named executive officers.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1:    Election of Directors.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	47,981,195	689,719	69,210	2,624,286
Paget L. Alves	48,571,729	89,486	78,909	2,624,286
J. Braxton Carter	48,458,693	203,477	77,954	2,624,286
Juan N. Cento	46,596,333	2,054,009	89,782	2,624,286
Keith W. Demmings	48,398,682	266,719	74,723	2,624,286
Harriet Edelman	48,447,982	204,791	87,351	2,624,286
Lawrence V. Jackson	46,335,834	2,314,655	89,635	2,624,286
Jean-Paul L. Montupet	45,737,300	2,924,746	78,078	2,624,286
Debra J. Perry	47,294,396	1,372,021	73,707	2,624,286
Ognjen (Ogi) Redzic	48,571,219	90,712	78,193	2,624,286
Paul J. Reilly	48,268,963	392,638	78,523	2,624,286
Robert W. Stein	48,190,324	471,134	78,666	2,624,286

Proposal 2:    Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent
Registered Public Accounting Firm for Fiscal Year 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,471,113	2,813,185	80,112	N/A

Proposal 3:    Non-Binding Advisory Vote on the 2021 Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,532,295	2,123,368	84,461	2,624,286

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 16, 2022	By:	/s/ Mariana Wisk
Name: Mariana Wisk
Title: Senior Vice President and Corporate Secretary